EXHIBIT 99.3
Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules
Summary
($ Millions)

	4Q 2011	4Q 2010

Core Results	$1,641	$1,287
EPS - Diluted	$2.02	$1.58

Reported Net Income	$1,634	$1,212
EPS - Diluted	$2.01	$1.49

Total Worldwide Sales Volumes (mboe/day)	749	699
Total Worldwide Production Volumes (mboe/day)	748	714

Total Worldwide Crude Oil Realizations ($/BBL)	$99.62	$79.96
Total Worldwide NGL Realizations ($/BBL)	$55.25	$49.17
Domestic Natural Gas Realizations ($/MCF)	$3.59	$4.13

Wtd. Average Basic Shares O/S (mm)	810.7	812.6
Wtd. Average Diluted Shares O/S (mm)	811.5	813.7

	YTD 2011	YTD 2010

Core Results	$6,828	$4,664
EPS - Diluted	$8.39	$5.72

Reported Net Income	$6,771	$4,530
EPS - Diluted	$8.32	$5.56

Total Worldwide Sales Volumes (mboe/day)	731	701
Total Worldwide Production Volumes (mboe/day)	733	706

Total Worldwide Crude Oil Realizations ($/BBL)	$97.92	$75.16
Total Worldwide NGL Realizations ($/BBL)	$55.53	$45.08
Domestic Natural Gas Realizations ($/MCF)	$4.06	$4.53

Wtd. Average Basic Shares O/S (mm)	812.1	812.5
Wtd. Average Diluted Shares O/S (mm)	812.9	813.8

Shares Outstanding (mm)	811.0	812.8

Cash Flow from Operations	$ 12,300	$ 9,600

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 Fourth Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$2,537			$2,537

Chemical	144			144

Midstream, marketing and other	70			70

Corporate
Interest expense, net	(25)			(25)

Other	(136)			(136)

Taxes	(949)			(949)

Income from continuing operations	1,641	-		1,641
Discontinued operations, net of tax	(7)	7	Discontinued operations, net	-
Net Income	$1,634	$7		$1,641

Basic Earnings Per Common Share
Income from continuing operations	$2.02
Discontinued operations, net	(0.01)
Net Income	$2.01			$2.02

Diluted Earnings Per Common Share
Income from continuing operations	$2.02
Discontinued operations, net	(0.01)
Net Income	$2.01			$2.02

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 Fourth Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$1,666	$275	Asset impairments	$1,941

Chemical	111			111

Midstream, marketing and other	202			202

Corporate
Interest expense, net	(20)			(20)

Other	(149)			(149)

Taxes	(618)	(100)	Tax effect of adjustments	(798)
		(80)	Benefit from foreign tax credit
			carry-forwards

Income from continuing operations	1,192	95		1,287
Discontinued operations, net of tax	20	(20)	Discontinued operations, net	-
Net Income	$1,212	$75		$1,287

Basic Earnings Per Common Share
Income from continuing operations	$1.47
Discontinued operations, net	0.02
Net Income	$1.49			$1.58

Diluted Earnings Per Common Share
Income from continuing operations	$1.47
Discontinued operations, net	0.02
Net Income	$1.49			$1.58

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 Twelve Months
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$10,241	$35	Libya exploration write-off	$10,283
		(22)	Gain on sale of Colombia pipeline interest
		29	Foreign tax
Chemical	861			861

Midstream, marketing and other	448			448

Corporate
Interest expense, net	(284)	163	Premium on debt extinguishments	(121)

Other	(425)			(425)

Taxes	(4,201)	(50)	Tax effect of adjustments	(4,218)
		33	State income tax charge

Income from continuing operations	6,640	188		6,828
Discontinued operations, net of tax	131	(131)	Discontinued operations, net	-
Net Income	$6,771	$57		$6,828

Basic Earnings Per Common Share
Income from continuing operations	$8.16
Discontinued operations, net	0.16
Net Income	$8.32			$8.39

Diluted Earnings Per Common Share
Income from continuing operations	$8.16
Discontinued operations, net	0.16
Net Income	$8.32			$8.39

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 Twelve Months
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$7,151	$275	Asset impairments	$7,426

Chemical	438			438

Midstream, marketing and other	472			472

Corporate
Interest expense, net	(93)			(93)

Other	(404)			(404)

Taxes	(2,995)	(100)	Tax effect of adjustments	(3,175)
		(80)	Benefit from foreign tax credit
			carry-forwards

Income from continuing operations	4,569	95		4,664
Discontinued operations, net of tax	(39)	39	Discontinued operations, net	-
Net Income	$4,530	$134		$4,664

Basic Earnings Per Common Share
Income from continuing operations	$5.62
Discontinued operations, net	(0.05)
Net Income	$5.57			$5.73

Diluted Earnings Per Common Share
Income from continuing operations	$5.61
Discontinued operations, net	(0.05)
Net Income	$5.56			$5.72

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Worldwide Effective Tax Rate

	QUARTERLY			YEAR-TO-DATE
	2011	2011	2010	2011	2010
REPORTED INCOME	QTR 4	QTR 3	QTR 4	12 Months	12 Months
Oil & Gas	2,537	2,612	1,666	10,241	7,151
Chemicals	144	245	111	861	438
Midstream, marketing and other	70	77	202	448	472
Corporate & other	(161)	(72)	(169)	(709)	(497)
Pre-tax income	2,590	2,862	1,810	10,841	7,564

Income tax expense
Federal and state	435	433	129	1,795	1,087
Foreign	514	654	489	2,406	1,908
Total	949	1,087	618	4,201	2,995

Income from continuing operations	1,641	1,775	1,192	6,640	4,569

Worldwide effective tax rate	37%	38%	34%	39%	40%

	2011	2011	2010	2011	2010
CORE RESULTS	QTR 4	QTR 3	QTR 4	12 Months	12 Months
Oil & Gas	2,537	2,612	1,941	10,283	7,426
Chemicals	144	245	111	861	438
Midstream, marketing and other	70	77	202	448	472
Corporate & other	(161)	(72)	(169)	(546)	(497)
Pre-tax income	2,590	2,862	2,085	11,046	7,839

Income tax expense
Federal and state	435	433	309	1,825	1,267
Foreign	514	654	489	2,393	1,908
Total	949	1,087	798	4,218	3,175

Core results	1,641	1,775	1,287	6,828	4,664

Worldwide effective tax rate	37%	38%	38%	38%	41%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 Fourth Quarter Net Income (Loss)
Reported Income Comparison

	Fourth	Third
	Quarter	Quarter
	2011	2011	B / (W)
Oil & Gas	$2,537	$2,612	$(75)
Chemical	144	245	(101)
Midstream, marketing and other	70	77	(7)
Corporate
Interest expense, net	(25)	(23)	(2)
Other	(136)	(49)	(87)
Taxes	(949)	(1,087)	138
Income from continuing operations	1,641	1,775	(134)
Discontinued operations, net	(7)	(4)	(3)
Net Income	$1,634	$1,771	$(137)

Earnings Per Common Share
Basic	$2.01	$2.17	$(0.16)
Diluted	$2.01	$2.17	$(0.16)

Worldwide Effective Tax Rate	37%	38%	1%

OCCIDENTAL PETROLEUM
2011 Fourth Quarter Net Income (Loss)
Core Results Comparison

	Fourth	Third
	Quarter	Quarter
	2011	2011	B / (W)
Oil & Gas	$2,537	$2,612	$(75)
Chemical	144	245	(101)
Midstream, marketing and other	70	77	(7)
Corporate
Interest expense, net	(25)	(23)	(2)
Other	(136)	(49)	(87)
Taxes	(949)	(1,087)	138
Core Results	$1,641	$1,775	$(134)

Core Results Per Common Share
Basic	$2.02	$2.18	$(0.16)
Diluted	$2.02	$2.18	$(0.16)

Worldwide Effective Tax Rate	37%	38%	1%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
4Q11 vs. 3Q11
($ in millions)
$2,612
$54
$31
$68
$38
$34
$19
$1
$2,537
3Q11
Sales Price
Sales Volume
Higher Operating Costs
Higher General and Administrative Costs
Higher Exploration Expense
Higher DD&A Rate
All Others
4Q11

Chemical Variance Analysis
4Q11 vs. 3Q11
($ in millions)
$245
$71
$27
$35
$38
$144
3Q11
Sales Price
Sales Volume / Mix
Operations / Manufacturing
All Others *
4Q11
* Power sold to the grid during Texas power shortage in Third quarter

Midstream Variance Analysis
4Q11 vs. 3Q11
($ in millions)
$77
$66
$20
$57
$36
$70
3Q11
Marketing and Trading
Gas Processing
Pipelines
Power Generation
4Q11

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 Fourth Quarter Net Income (Loss)
Reported Income Comparison

	Fourth	Fourth
	Quarter	Quarter
	2011	2010	B / (W)
Oil & Gas	$2,537	$1,666	$871
Chemical	144	111	33
Midstream, marketing and other	70	202	(132)
Corporate
Interest expense, net	(25)	(20)	(5)
Other	(136)	(149)	13
Taxes	(949)	(618)	(331)
Income from continuing operations	1,641	1,192	449
Discontinued operations, net	(7)	20	(27)
Net Income	$1,634	$1,212	$422

Earnings Per Common Share
Basic	$2.01	$1.49	$0.52
Diluted	$2.01	$1.49	$0.52

Worldwide Effective Tax Rate	37%	34%	-3%

OCCIDENTAL PETROLEUM
2011 Fourth Quarter Net Income (Loss)
Core Results Comparison

	Fourth	Fourth
	Quarter	Quarter
	2011	2010	B / (W)
Oil & Gas	$2,537	$1,941	$596
Chemical	144	111	33
Midstream, marketing and other	70	202	(132)
Corporate
Interest expense, net	(25)	(20)	(5)
Other	(136)	(149)	13
Taxes	(949)	(798)	(151)
Core Results	$1,641	$1,287	$354

Core Results Per Common Share
Basic	$2.02	$1.58	$0.44
Diluted	$2.02	$1.58	$0.44

Worldwide Effective Tax Rate	37%	38%	1%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
4Q11 vs. 4Q10
($ in millions)
$1,941
$806
$91
$19
$195
$73
$14
$2,537
4Q10
Sales Price
Sales Volume / Mix
Higher Exploration Expense
Higher Operating Costs
Higher DD&A Rates
All Others
4Q11

Chemical Variance Analysis
4Q11 vs. 4Q10
($ in millions)
$111
$56
$1
$17
$5
$144
4Q10
Sales Price
Sales Volume / Mix
Operations / Manufacturing *
All Others
4Q11
* Higher feedstock costs

Midstream Variance Analysis
4Q11 vs. 4Q10
($ in millions)
$202
$147
$15
$70
4Q10
Marketing and Trading
All Others
4Q11

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Fourth Quarter		Twelve Months
		2011	2010	2011	2010
NET PRODUCTION PER DAY:

United States
Crude Oil (MBBL)
California		84	75	80	76
Permian		137	135	134	136
Midcontinent and other		19	9	16	7
	Total	240	219	230	219
NGL (MBBL)
California		15	15	15	16
Permian		37	31	38	29
Midcontinent and other		18	7	16	7
	Total	70	53	69	52
Natural Gas (MMCF)
California		276	259	260	280
Permian		167	215	157	199
Midcontinent and other		390	225	365	198
	Total	833	699	782	677

Latin America

Crude Oil (MBBL)	Colombia	28	30	29	32

Natural Gas (MMCF)	Bolivia	14	18	15	16

Middle East / North Africa
Crude Oil (MBBL)
	Bahrain	5	3	4	3
	Dolphin	9	11	9	11
	Iraq	9	11	7	3
	Libya	1	11	4	12
	Oman	67	67	67	62
	Qatar	76	75	73	76
	Yemen	23	27	27	31
	Total	190	205	191	198
NGL (MBBL)
	Dolphin	9	12	10	13
	Libya	-	1	-	1
	Total	9	13	10	14
Natural Gas (MMCF)
	Bahrain	180	170	173	169
	Dolphin	181	232	199	236
	Oman	58	47	54	48
	Total	419	449	426	453

Barrels of Oil Equivalent (MBOE)		748	714	733	706

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Fourth Quarter		Twelve Months
		2011	2010	2011	2010
NET SALES VOLUMES PER DAY:
United States
Crude Oil (MBBL)		240	219	230	219
NGL (MBBL)		70	53	69	52
Natural Gas (MMCF)		833	699	782	677

Latin America
Crude Oil (MBBL)		32	31	29	32
Natural Gas (MMCF)		14	18	15	16

Middle East / North Africa
Crude Oil (MBBL)
	Bahrain	5	3	4	3
	Dolphin	9	11	9	12
	Iraq	6	-	3	-
	Libya	1	9	4	12
	Oman	66	63	69	61
	Qatar	75	74	73	76
	Yemen	24	27	27	30
	Total	186	187	189	194

NGL (MBBL)	Dolphin	10	12	10	12
	Libya	-	3	-	1
	Total	10	15	10	13

Natural Gas (MMCF)		419	449	426	453

Barrels of Oil Equivalent (MBOE)		749	699	731	701

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Fourth Quarter		Twelve Months
	2011	2010	2011	2010

OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	94.50	79.20	92.80	73.79
NGL ($/BBL)	58.85	51.97	59.10	48.86
Natural gas ($/MCF)	3.59	4.13	4.06	4.53

Latin America
Crude Oil ($/BBL)	100.66	81.05	97.16	75.29
Natural Gas ($/MCF)	11.63	7.76	10.11	7.73

Middle East / North Africa
Crude Oil ($/BBL)	106.20	80.65	104.34	76.67
NGL ($/BBL)	29.17	39.13	32.09	30.64

Total Worldwide
Crude Oil ($/BBL)	99.62	79.96	97.92	75.16
NGL ($/BBL)	55.25	49.17	55.53	45.08
Natural Gas ($/MCF)	2.76	2.91	3.01	3.11

	Fourth Quarter		Twelve Months
	2011	2010	2011	2010
Exploration Expense
United States	$71	$27	$204	$162
Latin America	-	6	1	7
Middle East / North Africa	2	21	53	93
TOTAL REPORTED	$73	$54	$258	$262
Less - non-core impairments	-	-	(35)	-
TOTAL CORE	$73	$54	$223	$262

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Fourth Quarter		Twelve Months
Capital Expenditures ($MM)	2011	2010	2011	2010
Oil & Gas
California	$515	$297	$1,717	$841
Permian	385	212	1,146	502
Midcontinent and other	433	131	1,158	269
Latin America	79	56	218	163
Middle East / North Africa	492	342	1,485	1,197
Exploration	130	64	421	194
Chemicals	116	108	234	237
Midstream, marketing and other	388	144	1,089	501
Corporate	11	6	50	36
TOTAL	$2,549	$1,360	$7,518	$3,940

Depreciation, Depletion &	Fourth Quarter		Twelve Months
Amortization of Assets ($MM)	2011	2010	2011	2010
Oil & Gas
Domestic	$489	$366	$1,754	$1,412
Latin America	23	31	90	122
Middle East / North Africa	300	281	1,220	1,134
Chemicals	81	79	330	321
Midstream, marketing and other	39	37	173	142
Corporate	6	6	24	22
TOTAL	$938	$800	$3,591	$3,153

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
CORPORATE
($ millions)

	31-Dec-11	31-Dec-10

CAPITALIZATION

Long-Term Debt (including short-term borrowings)	$5,871	$5,111

EQUITY	$37,620	$32,484

Total Debt To Total Capitalization	13%	14%